SCHEDULE 14A
                               (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement    [   ] Confidential, For Use of the
[ X ]  Definitive Proxy Statement           Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Zoom Telephonics
              -----------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                             Zoom Telephonics
                 -----------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)  Title of each class of securities to which transaction applies:

        (2)  Aggregate number of securities to which transactions applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        (4)  Proposed maximum aggregate value of transaction:

        (5)  Total fee paid:

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount previously paid:

        (2)  Form, Schedule or Registration Statement No.:

        (3)  Filing party:

        (4)  Date filed:

                             ZOOM TELEPHONICS, INC.
                                207 South Street
                                Boston, MA 02111
May 23, 1997

Dear Shareholder:

      You are invited to attend the Annual General Meeting of Shareholders of Zoom Telephonics, Inc. to be held at 9:00 a.m. Eastern time in downtown Boston on the 25th day of June 1997 at the Harvard Club of Boston, One Federal Street, 38th Floor, Boston, Massachusetts 02110.

      A buffet breakfast will be available starting at 8:30 a.m. and the Meeting will begin at 9:00 a.m. Officers and directors will be available for discussion before and after the Meeting. After the short formal part of the Meeting, there will be a Zoom presentation and a question-and-answer period.

      Whether or not you plan to attend, we urge you to sign and return the enclosed proxy so that your shares will be represented. If you change your mind about your proxy at the Meeting, you can withdraw your proxy and vote in person.

      I look forward to seeing those of you who will be able to attend.





                                                  Frank Manning
                                                  President

                             ZOOM TELEPHONICS, INC.
                                207 South Street
                                Boston, MA 02111


                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
      NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders (the "Meeting") will be held on June 25, 1997 at 9:00 a.m. Eastern time at the Harvard Club of Boston, One Federal Street, 38th Floor, Boston, Massachusetts 02110, and simultaneously (linked by telephone) at Suite 680, One Bentall Centre, 505 Burrard Street, Vancouver, B.C. V7X 1M4 for the following purposes:

 1. To place before the Meeting the Report of the Directors, the financial statements of Zoom for the year ending December 31, 1996, and the Report of the Auditor on the financial statements.

 2.  To elect directors for the ensuing year;

 3. To appoint an auditor for the ensuing year at a remuneration to be fixed by the directors; and

 4. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

      The Board of Directors has fixed the close of business on May 7, 1997 as the record date for determining Shareholders entitled to receive notice of the Meeting and, subject to subsequent transferees taking steps to be added to the voting list in the manner set forth under "Voting Shares and Record Date" in the Proxy Circular, to vote at the Meeting.

      Shareholders who are unable to attend the Meeting in person are requested to complete, sign, date and return the enclosed Form of Proxy. A proxy will not be valid unless it is deposited at the office of The R-M Trust Company, Corporate Financial Services, Mall Level, 1177 West Hastings Street, Vancouver, British Columbia, V6E 2K3 before the close of business on June 24, 1997.

Boston, Massachusetts
May 23, 1997
                       BY ORDER OF THE BOARD OF DIRECTORS



                                                  Frank Manning
                                                  President






   IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.
                     THANK YOU FOR ACTING PROMPTLY.

                             ZOOM TELEPHONICS, INC.

              PROXY CIRCULAR FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 25, 1997


                             SOLICITATION OF PROXIES
      THIS PROXY CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF ZOOM TELEPHONICS, INC. ("ZOOM") FOR USE AT THE ANNUAL GENERAL MEETING AND ANY ADJOURNMENTS OF THE ANNUAL GENERAL MEETING (THE "MEETING") OF THE SHAREHOLDERS OF ZOOM TO BE HELD ON JUNE 25, 1997, AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE NOTICE OF MEETING. It is expected that the solicitation will be primarily by mail. Zoom has retained The R-M Trust Company and Corporate Investor Communications, Inc. to assist in the solicitation of proxies from brokerage firms, banks and other institutional nominees. Zoom may reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses incurred in forwarding solicitation materials. Proxies may also be solicited personally or by telephone by directors, officers or employees of Zoom at nominal cost. THE COST OF THIS SOLICITATION WILL BE BORNE BY ZOOM.
      This Proxy Circular, Notice of Meeting and accompanying proxy card are first being mailed to Shareholders on or about May 23, 1997.


                      APPOINTMENT AND REVOCATION OF PROXIES
      The persons named as proxy holders in the accompanying Form of Proxy are nominees of Zoom's management. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT SUCH SHAREHOLDER AT THE MEETING MAY DO SO, EITHER BY:


      (a) STRIKING OUT THE PRINTED NAMES AND INSERTING THE DESIRED PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY;
              OR

      (b)     BY COMPLETING ANOTHER PROPER FORM OF PROXY.

      The completed proxy must be deposited at the office of The R-M Trust Company, Corporate Financial Services, Mall Level, 1177 West Hastings Street, Vancouver, British Columbia V6E 2K3 before the close of business on June 24, 1997.
      A Shareholder who has given a proxy may revoke it by an instrument in writing delivered to the office of The R-M Trust Company, Corporate Financial Services, Mall Level, 1177 West Hastings Street, Vancouver, British Columbia V6E 2K3, or to the registered office of Zoom, at Suite 680, One Bentall Centre, 505 Burrard Street, Vancouver, British Columbia V7X 1M4 at any time up to and including the last business day preceding the day of the Meeting or any adjournments thereof, or to the chairman of the Meeting or any adjournments thereof, or in any other manner permitted by law.

                                VOTING OF PROXIES
      If a choice with respect to any matter to be acted upon has been specified in a proxy, the shares represented by that proxy will be voted in accordance with the specification so made. IF A CHOICE IS NOT SPECIFIED, IT IS INTENDED THAT THE PERSON DESIGNATED BY MANAGEMENT IN THE ACCOMPANYING FORM OF PROXY WILL VOTE THE SHARES REPRESENTED BY THE PROXY IN FAVOR OF EACH MATTER IDENTIFIED ON THE FORM OF PROXY, AND FOR THE NOMINEES OF MANAGEMENT FOR DIRECTORS AND AUDITOR.
      The Form of Proxy accompanying this Proxy Circular confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Meeting and with respect to any other matters which may properly come before the Meeting. As of the date of this Proxy Circular, the management of Zoom knows of no such amendment or variation or matters to come before the Meeting other than those referred to in the accompanying Notice of Meeting.


                          VOTING SHARES AND RECORD DATE
      The record date as of which Shareholders are entitled to receive notice of and to vote at the Meeting is May 7, 1997. As of that date, 7,472,371 shares of Common Stock, without par value, of Zoom were issued and outstanding. Each share carries the right to one vote on each matter to be voted upon at the Meeting.
      Each holder of record of shares of Common Stock of Zoom on May 7, 1997 is entitled to vote such holder's shares at the Meeting except to the extent that the holder transfers any shares and the transferee produces properly endorsed share certificates or otherwise establishes that such transferee owns the shares and demands not later than ten days before the Meeting to be included in the list of Shareholders entitled to vote at the Meeting, in which case the transferee (and not the transferor) is entitled to vote such shares at the Meeting.


                                     REPORTS
      At the Meeting, Zoom will submit to the Shareholders the Report of the Directors, the financial statements of Zoom for the year ending December 31, 1996 and the Report of the Auditor on the financial statements. Zoom's Annual Report to Shareholders for the fiscal year ending December 31, 1996, including financial statements audited by KPMG Peat Marwick LLP and management's discussion and analysis of those financial statements, is being mailed to Shareholders simultaneously with this Proxy Circular. No action will be required from the Shareholders with respect to these reports.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS
      A board of five (5) directors is to be elected at the Meeting. The persons named in the following table are proposed by management for election as directors of Zoom. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. All nominees are currently directors of Zoom. In the event that any nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for the nominee, if any, who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The proposed nominees are not being nominated pursuant to any arrangement or understanding with any person. Each director elected will hold office until the next Meeting or until his successor is duly elected or appointed, unless his office is earlier vacated in accordance with the Articles of Continuance of Zoom or he becomes disqualified to act as a director. The five nominees who receive the greatest number of votes cast by Shareholders present, in person or by proxy, and entitled to vote at the Meeting, will be elected directors of Zoom.

Name                             Age             Principal                                      Director
                                                 Occupation                                     Since
------------------------------------------------------------------------------------------------------------------------------------

Frank B. Manning                 48              Chief Executive Officer, President             1977
                                                 and Director of Zoom Telephonics, Inc.

Peter R. Kramer                  45              Executive Vice President                       1977
                                                 and Director of Zoom Telephonics, Inc.

Bernard Furman (1)(2)            67              Consultant                                     1991

L. Lamont Gordon (1)             64              Chairman of Sprott Securities Limited          1992

J. Ronald Woods (1)(2)           61              Vice President of Jascan, Inc.                 1991
------------------------------------------------------------------------------------------------------------------------------------

(1) Member of the Audit Committee
(2) Member of the Stock Option Committee


                             Background of Nominees
      Frank B. Manning is a co-founder of Zoom and has been President, Chief Executive Officer and a Director of Zoom since May 1977, and Chairman of the Board since 1986. He earned his BS, MS and Ph.D degrees in Electrical
Engineering from the Massachusetts Institute of Technology, where he was a National Science Foundation Fellow. Mr. Manning has been a director of Microtouch Systems, Inc since 1993.
      Peter R. Kramer is a co-founder of Zoom and has been Executive Vice President and a Director of Zoom since May 1977. He earned his BA degree in 1973 from SUNY Stony Brook and his MFA degree from C.W. Post College in 1975.
      Bernard Furman has been a Director of Zoom since 1991. Mr. Furman has served as a consultant to various companies, including Timeplex, Inc. (formerly listed on the New York Stock Exchange), a world leader in large capacity multiplexer and network management products. He was a co-founder of Timeplex and served as its General Counsel and as member of its Board of Directors from its inception in 1969, and in 1984 also became Vice Chairman, Chief Administrative Officer and a member of the Executive Committee of the Board, holding all such positions until Timeplex was acquired by Unisys Corporation in 1988.
      L. Lamont Gordon has been a Director of Zoom since 1992. Since 1987, Mr. Gordon has served as the Chairman of Sprott Securities Limited, a Canadian institutional stock brokerage firm, and a member of the Toronto Stock Exchange. He co-founded Gordon Securities Limited in 1969 and served as President until 1978 and as Chairman until 1979. He then founded Gordon Lloyd-Price Investments Limited, a private investment holding company and has served as its Chairman since 1979.
      J. Ronald Woods has been a Director of Zoom since 1991. Since June 1996, Mr. Woods has served as Vice President-Investments of Jascan, Inc.,an investment company based in Toronto. Prior to that, Mr. Woods served as Vice President-Investments of Conwest Exploration Corporation Ltd., a resource holding company based in Toronto from 1987 to June 1996. He also served as a director, major shareholder and head of research and corporate finance for Merit Investment Corporation, a stock brokerage firm, from 1972 through 1987, and served as the President of Merit from 1984 through 1987. He is a former Governor of the Toronto Stock Exchange and is currently a director of Upton Resources, Inc., Jordan Petroleum Ltd., Jascan Inc., Highridge Exploration Ltd., Place Resources Ltd.
and ARC International Corp.

Committees and Meetings of the Board of Directors
      The Board of Directors has an Audit Committee consisting of Messrs. Furman, Woods and Gordon, and a Stock Option Committee consisting of Messrs. Furman and Woods. The functions of the Audit Committee are to review the engagement of auditors, including the fee, scope and timing of the audit and other services rendered, and to review policies and procedures with respect to internal controls. The function of the Stock Option Committee is to administer and award options under the Zoom Telephonics, Inc. Stock Option Plan. The Board of Directors does not have a nominating or compensation committee.
      During the year ending December 31, 1996, the Board of Directors held two meetings and acted by unanimous written consent four times, the Audit Committee met one time with Zoom's independent auditors, and the Stock Option Committee acted by unanimous written consent three times. In addition, management consulted with members of the Board of Directors throughout the year on an informal basis. Each Director attended at least 75% of the total number of meetings of the Board and the committees on which he served.

Directors Compensation
      Each non-employee director of Zoom receives $250 for each meeting of the Board of Directors attended, exclusive of meetings held by means of a telephone conference. Travel and lodging expenses are also reimbursed.
      Each non-employee director of Zoom is also granted stock options under the Zoom Telephonics, Inc. 1991 Directors Stock Option Plan, as amended (the "Directors Plan"). Currently, the non-employee Directors of Zoom are Bernard Furman, J. Ronald Woods and L.
Lamont Gordon.
      The Directors Plan provides in the aggregate that 198,000 Common Shares (subject to adjustment for capital changes) may be issued upon the exercise of options granted under the Directors Plan. Under the Plan, each non-employee director is automatically granted an option to purchase 6,000 Common Shares on January 10 and July 10 of each year. The exerise price for the options is the fair market value of the Common Shares on the date the option is granted.
      Options granted under the Directors Plan may be exercised at any time commencing six months after the date of grant and ending two years from the date of grant; provided, however, that in the event the participants ceases to be a director of Zoom, the option must be exercised upon the earlier to occur of (I) two years from the date of grant, (ii) one month from the date of termination in the event of termination for any reason other than death or disability, or (iii) one year from the date of termination as a result of death or disability of the director. Generally, options granted under the Directors Plan are non-assignable and non-transferable except in the event of the optionholder's death or permanent disability.
      During the fiscal year ending December 31, 1996, Messrs. Furman, Woods and Gordon each received options to purchase 12,000 common shares under the Director's Plan at an average exercise price of $13.97 per share.

                                 PROPOSAL NO. 2
                             APPOINTMENT OF AUDITOR
      The management of Zoom proposes to nominate the accounting firm of KPMG Peat Marwick LLP to serve as Zoom's independent auditors until the next Annual General Meeting of Shareholders. KPMG Peat Marwick LLP also served as Zoom's independent auditors during the fiscal year ended December 31, 1996. KPMG Peat Marwick LLP has acted as auditors for Zoom since 1986, and the Board of Directors believes it is desirable and in the best interests of Zoom to continue employment of that firm. Representatives of KPMG Peat Marwick are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.


Vote Required to Approve the Proposal to Appoint KPMG Peat Marwick LLP as Zoom's Independent Auditors

      The affirmative vote of the holders of a majority of the Common Stock present, in person or by proxy, and entitled to vote at the Meeting, is required to approve the appointment of KPMG Peat Marwick LLP as auditor. Proxies will be voted in favor of the action unless otherwise instructed by the Shareholders.
      The Board of Directors recommends a vote FOR the appointment of KPMG Peat Marwick LLP as auditor of Zoom.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding beneficial ownership of Zoom's Common Stock as of April 29, 1997, by (i) each person who is known by Zoom to own beneficially more than five percent of Zoom's Common Stock,
(ii) each of Zoom's directors, and (iii) all of Zoom's directors and executive officers as a group.

Name                                       Number of Shares Beneficially Owned        % of Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
Frank B. Manning(1)                                       688,640                            9.2
c/o Zoom Telephonics, Inc.
207 South Street
Boston, MA 02111
T. Pat Manning                                            450,033                            6.0
1821 Sherman Drive
St. Charles, MO 63303
Peter R. Kramer                                           435,449                            5.8
c/o Zoom Telephonics, Inc.
207 South Street
Boston, MA 02111
Bernard Furman(2)                                          48,000                            *
L. Lamont Gordon(3)                                        23,000                            *
J. Ronald Woods(4)                                         20,000                            *
All Directors and Current                               1,235,589                           16.5
Executive Officers
as a group (11 persons) (1,2,3,4)
-----------------------------------------------------------------------------------------------------------------------------------

*Less than one percent of shares outstanding.
(1)  Includes  31,500  shares that Mr.  Manning  has the right to acquire  under outstanding currently exercisable stock options.
(2)  Includes 12,000 shares that Mr. Furman has the right to acquire under outstanding stock options exercisable within 60 days after April 29, 1997.
(3)  Includes  18,000  shares  that Mr.  Gordon has the right to  acquire  under outstanding stock options  exercisable  within 60 days after April 29, 1997.
(4)  Includes 18,000 shares that Mr. Woods has the right to acquire under outstanding stock options exercisable within 60 days after April 29, 1997.
-----------------------------------------------------------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

Summary Compensation Table
      The following Summary Compensation Table sets forth the compensation of the Chief Executive Officer of Zoom for services in all capacities to Zoom during the last three fiscal years. No executive officer of Zoom received an annual salary and bonus from Zoom in excess of $100,000 for the fiscal year ending December 31, 1996.

                                                                                  Long Term
                                   Annual Compensation                        Compensation Awards
-----------------------------------------------------------------------------------------------------------------------------------

                           Fiscal                                   Securities Underlying       All Other
Name and                   Year          Salary         Bonus                Stock Options       Compensation
Principal Position         Ending         ($)            ($)                 (#)                 ($) (1)
-----------------------------------------------------------------------------------------------------------------------------------

Frank B. Manning,          12/31/96      $78,000        $     0            180,000                 416
Chairman of the Board      12/31/95      $88,750        $     0              0                     766
President  and Director    12/31/94      $57,500        $10,000             90,000                 766
-----------------------------------------------------------------------------------------------------------------------------------

(1) Consisting of the insurance premium paid by Zoom for a term life insurance policy for the benefit of Mr. Manning.
-----------------------------------------------------------------------------------------------------------------------------------

      For the fiscal year ending December 31, 1996, all of Zoom's executive officers as a group (8 persons) received, in the aggregate, cash compensation of $661,494.


Option Grants in Last Fiscal  Year;  Aggregate Option  Exercises  in Last Fiscal
      Year and Fiscal  Year End Option  Values

The following tables set forth certain information with respect to (i) option grants to the Chief Executive Officer during the fiscal year ending December 31, 1996, and (ii) the aggregated option exercises by the Chief Executive Officer during the fiscal year ending December 31, 1996 along with value of his unexercised options as of December 31, 1996.


                        OPTION GRANTS IN LAST FISCAL YEAR
                                Individual Grants
                                                                                     Potential Realizable
                         Number of      Percent                                      Value at Assumed
                         Securities     of Total                                     Annual Rates of Stock
                         Underlying     Options         Exercise                     Price Appreciation for
                         Options        Granted to      or Base                      Option Term (2)
                         Granted        Employees in    Price        Expiration
Name                     (#) (1)        Fiscal Year     ($/Sh)       Date            5% ($)      10% ($)
-----------------------------------------------------------------------------------------------------------------------------------

Frank B. Manning         90,000         14.4%           $17.50       4/19/00         339,422     730,958
                         90,000         14.4%           $ 8.125      9/12/00         157,589     339,373
-----------------------------------------------------------------------------------------------------------------------------------

(1) The options were granted under the Zoom Telephonics, Inc. Stock Option Plan, as amended, and are subject to a vesting schedule pursuant to which 35% of the shares vest 12 months after the date of grant, another 35% of the shares vest 24 months after the date of grant and the remaining 30% vest 42 months after the date of grant provided the holder of the option remains employed by Zoom. Options generally may not be exercised later than 48 months after the date of grant.

(2) The assumed rates are compounded annually for the full term of the options (48 months).

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                                      Number of        Value of Unexercised
                                                                Securities Underlying      in-the-Money
                                                                     Unexercised            Options at
                                                                     Options at              12/31/96
                                                                      12/31/96                  ($)
                           Shares Acquired      Value               Exercisable/           Exercisable/
Name                       on Exercise          Realized($)         Unexercisable          Unexercisable
-----------------------------------------------------------------------------------------------------------------------------------

Frank B. Manning           90,000               1,372,500             0/180,000            0/180,000(1)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Based upon the closing price of Zoom's Common Stock on December 31, 1996 on the Nasdaq National Market ($10.125), minus the respective option exercise price.

      Options to purchase Zoom's Common Stock have been granted to executive officers and other employees of Zoom under the Zoom Telephonics, Inc. Stock Option Plan, as amended (the "1990 Plan"). The 1990 Plan is administered by the Stock Option Committee of the Board of Directors.
      During the fiscal year ending December 31, 1996, Zoom's executive officers as a group (8 persons) were granted in the aggregate options to purchase a total of 377,500 shares of Zoom's Common Stock, net of cancellations, at an average exercise price per share of $9.17. During the year, executive officers exercised an aggregate of 200,000 options and realized an aggregate of $3,025,000 in connection therewith.
      The 1990 Plan provides in the aggregate that 1,500,000 shares of Common Stock (subject to adjustment for capital changes) may be issued upon the exercise of options granted under the 1990 Plan. Under the 1990 Plan any individual in the full-time or part-time employment of Zoom or an affiliate of Zoom, including employee board members, consultants and any other individuals the Stock Option Committee deems to be an employee is eligible for grants of options.
      The exercise price for options granted under the 1990 Plan is the fair market value of the Common Stock on the date the option is granted.
      Subject to the earlier termination of an option upon the termination, death or disability of an optionee, options granted under the 1990 Plan may be exercised after the time and in the amounts specified by the Stock Option Committee at the time the option was granted until such time, as specified by the Stock Option Committee, as the option expires; provided, however, that no option may expire later than ten (10) years from the date the option was granted.
      Subject to the limitation that an option may not be exercised later than its specified expiration date, if an option holder ceases to be an eligible employee of Zoom for any reason other than death or disability, the holder's options will terminate on the date one month following the date of such cessation. If an option holder ceases to be an eligible employee of Zoom as a result of disability or death, the holder's options will terminate upon the earlier to occur of (i) the passage of sixty (60) days after the grant of probate of the holder's will or letters of administration in the case of the death of the holder or (ii) one year after the date of the holder's death or disability.

Insider Participation in Compensation Decisions
      Decisions regarding executive compensation, exclusive of the administration of the 1990 Plan, are made by the entire Board of Directors. The Board of Directors has no Compensation Committee. The Stock Option Committee, consisting of Messrs. Furman and Woods, is responsible for administering the 1990 Plan, including determining the individuals to whom stock options are awarded, certain of the terms upon which option grants are made, and the number of shares subject to each option granted under the 1990 Plan. No member of the Stock Option Committee is a former or current officer or employee of Zoom. Mr. Manning and Mr. Kramer, who are executive officers and directors of Zoom, made recommendations to the Stock Option Committee regarding the granting of stock options and participated in deliberations of the Board of Directors concerning executive officer compensation. Neither Mr. Manning nor Mr. Kramer participated in any vote establishing their compensation.

Board of Directors Report on Executive Compensation
      The primary objectives of the Board of Directors in developing executive compensation policies are to enhance the profitability of Zoom by closely aligning the financial interests of Zoom's executive officers with those of its Shareholders and to attract and retain key executives important to the long-term success of Zoom. To effect these objectives, the Board of Directors pays Zoom's executive officers what the Board believes to be relatively low cash compensation while providing those officers with significant performance-based long-term incentive compensation and the opportunity to build a substantial ownership interest in Zoom through the granting of stock options.
      Frank Manning, Zoom's Chief Executive Officer, received cash compensation for the fiscal year ending December 31, 1996, in the amount of $78,000. Five other executive officers received cash compensation in excess of this amount. The Board of Directors has not conducted any surveys of salaries of executive officers, but based upon its experience believes that this cash compensation is low as compared to the cash compensation of executive officers in similarly situated companies. This low level of compensation reflects Mr. Manning's request to limit his compensation. If not for this request, the Board of Directors would have set Mr. Manning's compensation at a higher level to better reflect his importance and contributions to Zoom.
      During fiscal 1996 the Stock Option Committee granted 180,000 options to Mr. Manning. Other executive officers as a group were granted options to purchase 197,500 shares of Common Stock, net of cancellations, at an average exercise price of $8.13 per share. In determining the number of options to be granted to Mr. Manning and the other executive officers, the Stock Option Committee reviews recommendations provided by the Chief Executive Officer and makes a subject determination regarding that recommendation based upon the following criteria: (i) the relatively low level of cash compensation and the corresponding need to provide significant alternative incentives for its executive officers, (ii) the financial performance of Zoom and (iii) the individual performance of the executive officer. No particular weight is given to any of these factors, rather each executive officer's total compensation package is reviewed as a whole, and recommendations from the Chief Executive Officer are given deference absent countervailing concerns.
      Board of Directors                   Stock Option Committee
-------------------------------------------------------------------------------

      Frank B. Manning                     Bernard Furman
      Peter R. Kramer                      J. Ronald Woods
      Bernard Furman
      J. Ronald Woods
      L. Lamont Gordon
-------------------------------------------------------------------------------

Performance Graph
      The following graph compares the annual change in Zoom's cumulative total Shareholder return for the period from December 31, 1991 through December 31, 1996 based upon the market price of Zoom's Common Stock, with the cumulative total return on the Standard & Poor's 500 Stock Index and the Standard & Poor's High Technology Composite Index for that period.

Total Return Comparison
Assume $100 invested on 12/31/91

Comparison of Cumulative Total
Return Among:                    12/31/91        12/31/92        12/31/93        12/31/94        12/31/95        12/31/96

High Tech Composite Index        100.00          110.43          134.63          153.87          221.89          319.34
S&P 500 Index                    100.00          107.62          118.45          120.01          165.05          202.95
Zoom Telephonics, Inc.           100.00          109.52           71.43           50.00          125.40           64.29

      The Performance Group assumes the investment of $100 on December 31, 1991 in Zoom's Common Shares, the Standard & Poor's 500 Stock Index and the Standard & Poor's High Technology Composite Index, and the reinvestment of any and all dividends.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT
      Pursuant to Section 16(a) of the Securities Exchange Act of 1934, Zoom directors and executive officers, as well as any person holding more than ten percent (10%) of Zoom's Common Stock, are required to report initial statements of ownership of Zoom's securities and any subsequent changes in such ownership to the Securities and Exchange Commission. To Zoom's knowledge, all of the required reports were filed by such persons during 1996, except that Mr. Kramer failed to timely file a Statement of Changes in Beneficial Ownership on Form 4 relating to the sale by Mr. Kramer of certain common shares. Mr. Kramer subsequently reported the sale on an Annual Statement of Changes in Beneficial Ownership on Form 5.

Voting Procedures
      The votes of Shareholders present, in person or represented by proxy, at the Meeting will be tabulated by a scrutineer appointed by Zoom. The five nominees for directors of Zoom who receive the greatest number of votes cast by Shareholders present in person or represented by proxy at the Meeting and entitled to vote will be elected directors of Zoom. The affirmative vote of the holders of a majority of the Common Stock present, in person or by proxy, and entitled to vote at the Meeting, is required to approve Proposal No. 2.
      Abstentions will be counted towards a quorum but will have no effect on the outcome of the vote for the election of directors or for Proposal No. 2. Common Stock held of record by brokers who do not return a signed and dated proxy will not be considered present at the Meeting, will not be counted towards a quorum and will not be voted in the election of directors, or on Proposals 2. Broker non-votes on Proposals No. 2 will be counted towards a quorum but will have no effect on the outcome of the vote on those Proposals.

Members Proposals
      Any Shareholder's proposal intended to be presented by a Shareholder at the Annual General Meeting to be held in 1998 must be received by Zoom no later than January 23, 1998.

Incorporation By Reference
      To the extent that this Proxy Circular has been or will be specifically incorporated by reference into any filing by Zoom under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Circular entitled "Board of Directors Report on Executive Compensation" and "Performance Graph" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

Board Approval
      The Board of Directors has approved the contents of this Proxy Circular and its issue to Shareholders.






                           ANNUAL REPORT ON FORM 10-K
      Copies of Zoom's Annual Report on Form 10-K for the fiscal year ending December 31, 1996 as filed with the Securities and Exchange Commission are available to shareholders without charge upon written request addressed to Zoom Telephonics, Inc., 207 South Street, Boston, Massachusetts 02111, attention Investor Relations.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
          THEREFORE, SHAREHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN
            THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.


                                                                     CERTIFIED


                                                         By:
                                                       Frank Manning, President